Exhibit 99.1

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following pro forma condensed consolidated financial information is based on the historical financial statements of Convergys Corporation (“Convergys, or “the Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the Company’s sale of the Information Management business (the “IM Business”) to NetCracker Technology Corporation (“NetCracker”), a wholly owned subsidiary of NEC Corporation (“NEC”).

The unaudited pro forma consolidated statements of income for the three months ended March 31, 2012 and the years ended December 31, 2011, 2010 and 2009 assume that the sale occurred as of the beginning of the period presented. The unaudited pro forma consolidated balance sheet as of March 31, 2012 is presented as if the sale had occurred as of March 31, 2012.

The unaudited pro forma condensed consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the distribution occurred as of the dates stated above. The pro forma adjustments are described in the notes.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the financial statements and notes and related Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

CONVERGYS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in Millions Except Per Share Amounts)

(1) Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the IM Business sale as if it occurred as of the beginning of the period presented in the pro forma statements of income for the three months ended March 31, 2012 and the years ended December 31, 2011, 2010, and 2009 and as of March 31, 2012 in the pro forma balance sheet.

(2) Pro Forma Adjustments

The unaudited pro forma condensed consolidated statements of income and balance sheet reflect the effect of the following pro forma adjustments:

a.	Elimination of revenue historically reported by the IM Business that would not have been recognized by Convergys as a result of the sale, partially offset by the addition of revenue that would have been received related to services provided to NetCracker subsequent to the sale. Assumptions related to this additional revenue are based upon monthly service fees under the Transition Services Agreement entered into by the Company with NetCracker upon completion of the sale.

b.	Reduction of expenses as a result of the IM Business sale. For the indicated line items, all activity historically reported as part of the IM Business has been eliminated. No other adjustments or allocations have been assumed.

c.	Reduction of selling, general and administrative costs as a result of the IM Business sale. These pro forma adjustments do not eliminate costs related to transition services to be provided subsequent to the sale and certain other costs determined to be not directly associated with the IM Business. Further, no adjustment has been made to reflect any potential reductions in corporate costs as a result of the sale of the IM Business.

d.	Adjustment to tax expense to reflect the income tax rate for the Company excluding the impact of the IM business and the net tax expense associated with pro forma adjustments.

e.	Reflects $449 of cash received upon completion of the sale of the IM Business, adjusted for payments expected to be made for liabilities incurred in connection with the sale process, including certain transaction costs and taxes.

f.	Elimination of assets and liabilities associated with the IM Business included in the Company’s historical consolidated financial statements.

g.	Elimination of certain assets which will be disposed of at the time of and in connection with the sale of the IM business.

h.	Establishment of liabilities for certain costs expected to be incurred by the Company in connection with the sale of the IM business.

i.	Shareholders’ equity was adjusted as a result of adjustments (e), (f), (g) and (h) above.

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2012

(Amounts In Millions Except Per Share Amounts)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma Statement of Income
Revenues	$497.5	$5.3	(a)	$502.8
Operating Costs and Expenses:
Cost of providing services and products sold	317.7	—		317.7
Selling, general and administrative expenses	124.7	—		124.7
Research and development costs	3.9	—		3.9
Depreciation	20.3	—		20.3
Amortization	1.9	—		1.9

Total costs and expenses	468.5	—		468.5

Operating Income	29.0	5.3		34.3
Other income, net	1.4	—		1.4
Interest expense	(3.6)	—		(3.6)

Income before income taxes	26.8	5.3		32.1
Income tax expense	5.4	2.0	(d)	7.4

Income from continuing operations, net of tax	$21.4	$3.3		$24.7

Earnings per share:
Basic	$0.19			$0.21
Diluted	$0.18			$0.21

Weighted Average Common Shares Outstanding:
Basic	115.9			115.9
Diluted	118.9			118.9

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2011

(Amounts In Millions Except Per Share Amounts)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma Statement of Income
Revenues	$2,262.0	$(309.3	)(a)	$1,952.7
Operating Costs and Expenses:
Cost of providing services and products sold	1,420.5	(180.1	)(b)	1,240.4
Selling, general and administrative expenses	527.4	(43.6	)(c)	483.8
Research and development costs	49.3	(35.3	)(b)	14.0
Depreciation	86.9	(10.6	)(b)	76.3
Amortization	9.6	(2.2	)(b)	7.4
Restructuring charges	—	1.2	(b)	1.2

Total costs and expenses	2,093.7	(270.6)		1,823.1

Operating Income	168.3	(38.7)		129.6
Earnings from Cellular Partnerships, net	285.2	—		285.2
Other income, net	9.8	—		9.8
Interest expense	(16.1)	—		(16.1)

Income before income taxes	447.2	(38.7)		408.5
Income tax expense	118.9	(6.1	)(d)	112.8

Income from continuing operations, net of tax	$328.3	$(32.6)		$295.7

Earnings per share:
Basic	$2.73			$2.46
Diluted	$2.67			$2.41

Weighted average common shares outstanding:
Basic	120.2			120.2
Diluted	122.9			122.9

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2010

(Amounts In Millions Except Per Share Amounts)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma Statement of Income
Revenues	$2,203.4	$(320.6	)(a)	$1,882.8
Operating Costs and Expenses:
Cost of providing services and products sold	1,340.9	(183.1	)(b)	1,157.8
Selling, general and administrative expenses	575.7	(40.9	)(c)	534.8
Research and development costs	56.2	(38.2	)(b)	18.0
Depreciation	97.3	(9.7	)(b)	87.6
Amortization	10.1	(2.4	)(b)	7.7
Restructuring charges	36.7	(8.0	)(b)	28.7
Asset impairment	181.1	—	(b)	181.1

Total costs and expenses	2,298.0	(282.3)		2,015.7

Operating (Loss) Income	(94.6)	(38.3)		(132.9)
Earnings from Cellular Partnerships, net	47.2	—		47.2
Other income, net	8.9	—		8.9
Interest expense	(19.5)	—		(19.5)

(Loss) income before income taxes	(58.0)	(38.3)		(96.3)
Income tax expense	16.7	(8.9	)(d)	7.8

(Loss) income from continuing operations, net of tax	$(74.7)	$(29.5)		$(104.2)

(Loss) earnings per share:
Basic	$(0.61)			$(0.85)
Diluted	$(0.61)			$(0.85)

Weighted average common shares outstanding:
Basic	123.1			123.1
Diluted	123.1			123.1

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2009

(Amounts In Millions Except Per Share Amounts)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma Statement of Income
Revenues	$2,421.0	$(414.8	)(a)	$2,006.2
Operating Costs and Expenses:
Cost of providing services and products sold	1,461.6	(226.0	)(b)	1,235.6
Selling, general and administrative expenses	616.4	(47.1	)(c)	569.3
Research and development costs	74.2	(52.0	)(b)	22.2
Depreciation	110.3	(17.4	)(b)	92.9
Amortization	10.9	(3.6	)(b)	7.3
Restructuring charges	43.3	(30.4	)(b)	12.9
Asset impairment	3.1	(3.1	)(b)	—

Total costs and expenses	2,319.8	(379.6)		1,940.2

Operating Income	101.2	(35.2)		66.0
Earnings from Cellular Partnerships, net	41.0	—		41.0
Other expense, net	(17.2)	—		(17.2)
Interest expense	(28.9)	—		(28.9)

Income before income taxes	96.1	(35.2)		60.9
Income tax expense	11.6	(4.8	)(d)	6.8

Income from continuing operations, net of tax	$84.5	$(30.5)		$54.0

Earnings per share:
Basic	$0.69			$0.44
Diluted	$0.68			$0.43

Weighted average common shares outstanding:
Basic	122.8			122.8
Diluted	124.9			124.9

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2012

(In Millions)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Distributed		Unaudited Pro Forma Balance Sheet
ASSETS
Current Assets
Cash and cash equivalents	$410.5	$350.5	(e)	$761.0
Receivables, net of allowance of $6.2	302.6	—		302.6
Deferred income tax benefits	28.6	—		28.6
Prepaid expenses	36.5	—		36.5
Other current assets	63.9	—		63.9
Current assets – Held for Sale	406.5	(406.5	)(f)	—

Total current assets	1,248.6	(56.0)		1,192.6
Property and equipment, net	338.8	(4.0	)(g)	334.8
Goodwill, net	623.9	—		623.9
Other intangibles, net	23.4	—		23.4
Deferred income tax assets	34.6	—		34.6
Other Assets	44.0	—		44.0

Total Assets	$2,313.3	$(60.0)		$2,253.3

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Debt maturing within one year	$1.0	$—		$1.0
Payables and other current liabilities	266.0	7.5	(h)	273.5
Current liabilities – Held for Sale	118.8	(118.8	)(f)	—

Total current liabilities	385.8	(111.3)		274.5
Long-term debt	120.8	—		120.8
Deferred income tax liabilities	101.9	—		101.9
Accrued pension liability	110.8	—		110.8
Other liabilities	135.4	—		135.4

Total liabilities	854.7	(111.3)		743.4

Shareholders’ Equity
Preferred shares – without par value, 5.0 authorized; none outstanding	—	—		—
Common shares – without par value, 500.0 authorized; 186.0 issued, 116.5 outstanding	1,117.6	—		1,117.6
Additional paid-in capital	—	—		—
Treasury stock – 69.5 held	(1,148.5)	—		(1,148.5)
Retained earnings	1,521.2	51.3	(i)	1,572.5
Accumulated other comprehensive income (loss)	(31.7)	—		(31.7)

Total shareholders’ equity	1,458.6	51.3		1,509.9

Total Liabilities and Shareholders’ Equity	$2,313.3	$(60.0)		$2,253.3